UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  January 24, 2007

CPI CORP.
(Exact name of registrant as specified in its charter)

Delaware	1-10204	43-1256674
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Code Number)

1706 Washington Ave., St. Louis, Missouri	63103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (314) 231-1575

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ X] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events

(A)                  On January 24, 2007, CPI Corp. issued a press release announcing busy season sales trends.   A copy of the press release is attached hereto
        as Exhibit 99.1

        The information in this Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange
        Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference in any other filing under the Securities Exchange Act of 1934 or Securities Act of 1933 except as shall be expressly set forth by specific reference to this
        Form 8-K in such filing.

Item 9.01.     Financial Statements and Exhibits

(c)    Exhibits

99.1
Press release issued on January 24, 2007 regarding fourth quarter-to-date sales comparisons for the eight weeks ended January 6, 2007 compared to the eights weeks ended January 7, 2006. (Furnished and not filed with the SEC).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CPI CORP.

Date: January 25, 2007	By:	/s/ Gary W. Douglass
Gary W. Douglass
Executive Vice President, Finance, Chief Financial Officer and Treasurer